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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 28, 2002

                      INVERNESS MEDICAL INNOVATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                   001-16789                    04-3565120
(State or other jurisdiction  (Commission file number)         (IRS Employer
     of incorporation)                                      Identification No.)

             51 SAWYER ROAD, SUITE 200, WALTHAM, MASSACHUSETTS 02453
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 647-3900

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 28, 2002, upon the recommendation of the Audit Committee of Inverness Medical Innovations, Inc. (the "Company"), the Board of Directors of the Company decided to dismiss Arthur Andersen LLP as the Company's independent accountants and to engage Ernst & Young LLP as the Company's independent accountants.

Arthur Andersen has provided excellent services as independent accountants to the Company since its inception, and the Company has valued its relationship with Arthur Andersen. The Company's decision to change accountants was the result of Arthur Andersen's recent legal difficulties and the resultant personnel departures and Arthur Andersen's decision to discontinue its auditing practice by August 31, 2002.

Arthur Andersen's report on the Company's financial statements for its initial fiscal year (ended December 31, 2001) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's initial fiscal year and the subsequent interim periods preceding the decision to change independent accountants, the Company had no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements. Moreover, there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

During the Company's initial fiscal year and the subsequent interim periods preceding the decision to engage Ernst & Young as its independent accountants, neither the Company, nor anyone acting on behalf of the Company, consulted Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any reportable event (as described in Item 304(a)(1)(v)) of Regulation S-K).

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
c)
           Exhibits. The following exhibits are filed with this document.


 EXHIBIT
 NUMBER                                     DESCRIPTION
 -------    --------------------------------------------------------------
  16.1      Letter from Arthur Andersen LLP to the Securities and Exchange
            Commission dated June 28, 2002


                                        2

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       INVERNESS MEDICAL INNOVATIONS, INC.

                                       BY: /s/ Ron Zwanziger
                                           ---------------------------------
                                           Ron Zwanziger
                                           Chairman, Chief Executive Officer
                                           and President

Dated: June 28, 2002


                                        3

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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                     DESCRIPTION
 -------    --------------------------------------------------------------
  16.1      Letter from Arthur Andersen LLP to the Securities and Exchange
            Commission dated June 28, 2002




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